                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

         [ ]   Preliminary Proxy Statement
         [X]   Definitive Proxy Statement
         [ ]   Definitive Additional Materials
         [ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          BANKENGINE TECHNOLOGIES, INC.
                 ----------------------------------------------
                (Name of Registrant as specified in its charter)


                 ----------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:
             (2) Aggregate number of securities to which transaction applies:
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):
             (4)      Proposed maximum aggregate value of transaction:
             (5)      Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)      Amount Previously Paid:
                                             -----------------------------------
             (2)      Form, Schedule or Registration Statement No.:
                                                                   -------------
             (3)      Filing Party:
                                   ---------------------------------------------
             (4)      Date Filed:
                                 -----------------------------------------------

                          BANKENGINE TECHNOLOGIES, INC.
                       725 Port St. Lucie Blvd., Suite 201
                            Port St. Lucie, FL, 34984

                                  -------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 17, 2002

TO THE SHAREHOLDERS OF BANKENGINE TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN, that the Annual Meeting of the shareholders (the "Meeting") of BankEngine Technologies, Inc., a corporation formed under the laws of the State of Florida (the "Company") will be held at 2:00 P.M. on May 17, 2002 at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, at 101 East 52nd Street, New York, NY, 10022 for the following purpose:

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger and all transactions and developments contemplated thereby, the purpose of which is to change the state of incorporation of the Company from Florida to Delaware (the "Reincorporation").

2. To approve the nominations of Joseph Alves, Mahmoud Hashmi and Sandra Hrab to the Company's Board of Directors;

3. To ratify the appointment of Kaufman, Rossin & Co. as the Company's Independent Certified Public Accountants for the ensuing year;

4.    To approve the adoption of the Company's 2002 Stock Option Plan;

5. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

         The purpose of the Merger is to reincorporate the Company in the State of Delaware. If the Merger is approved, the Company will be merged with and into a newly formed Delaware company that will have been incorporated for no other purpose. The Merger will effect no change but the state of incorporation and the authorization of shares of preferred stock. Shareholders will not receive any cash, stock or other property in connection with, or as a result of, the Merger.

         Shareholders of record at the close of business on April 15, 2002 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

PLEASE NOTE THAT MR. JOSEPH ALVES, THE COMPANY'S CONTROLLING SHAREHOLDER, HAS INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" PROPOSALS 1, 2, 3 & 4 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

                                      By Order of the Board of Directors,
                                      Joseph Alves
                                      President, CEO and Chairman
April 29, 2002

                          BANKENGINE TECHNOLOGIES, INC.
                       725 Port St. Lucie Blvd., Suite 201
                            Port St. Lucie, FL, 34984

                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 17, 2002

         This Proxy Statement is being furnished in connection with the solicitation by the board of directors of BankEngine Technologies, Inc. (the "Company"), for use at the Annual Meeting (the "Meeting") of shareholders (the "Shareholders") of the Company to be held on May 17, 2002 at 2:00 P.M. at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, at 101 East 52nd Street, New York, NY, 10022 and at any adjournment or postponement thereof.

         Only Shareholders of record at the close of business on April 15, 2002 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 19,015,893 shares of the Company's common stock (the "Common Shares"). Each outstanding Common Share is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

         The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding Common Shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

         The Board of Directors of the Company has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote "FOR" each of the Proposals.

         Approval of Proposal 1 requires the affirmative vote of a majority of the Company's outstanding Common Shares. Approval of each of Proposals 2, 3 & 4 requires the affirmative vote of a majority of the votes cast at the Meeting.

         PLEASE NOTE THAT MR. ALVES, THE COMPANY'S CONTROLLING SHAREHOLDER, HAS INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Shareholders on or about April 30, 2002.


               The date of this Proxy Statement is April 29, 2002

                                TABLE OF CONTENTS

                                                                           Page

SUMMARY......................................................................  1
QUESTIONS AND ANSWERS ABOUT THE MEETING......................................  2
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS............................  4
PROPOSAL 1:  APPROVAL OF THE MERGER..........................................  5
         Description of the Merger...........................................  5
                  Summary Term Sheet.........................................  5
                  Material Terms of the Merger...............................  9
                  Terms of the Merger Agreement..............................  9
                  Certain United States Federal Income Tax Consequences...... 10
                  Accounting Treatment of the Merger......................... 10
                  Appraisal Rights........................................... 10
                  Interest of Certain Persons in the Merger.................. 10
         Security Ownership of Certain Beneficial Owners and Management...... 11
         Description of Securities........................................... 12
         Comparison of Rights of Security-holders............................ 13
         Shareholder Vote Required........................................... 22
PROPOSAL 2:  APPROVAL OF NOMINEES TO THE BOARD OF DIRECTORS.................. 23
         General............................................................. 23
         Management.......................................................... 23
         Legal Proceedings................................................... 24
         Certain Relationships and Related Transactions...................... 24
         Compliance with 16(a) of the Exchange Act........................... 25
         Executive Compensation.............................................. 25
         Shareholder Vote Required........................................... 25
PROPOSAL 3:  APPROVAL OF THE APPOINTMENT OF KAUFMAN ROSSIN & CO.............. 26
         General............................................................. 26
         Shareholder Vote Required........................................... 26
PROPOSAL 4:  APPROVAL OF THE 2002 STOCK OPTION PLAN.......................... 27
         General............................................................. 27
         Description of the 2002 Plan........................................ 27
         Shareholder Vote Required........................................... 30
STATEMENT OF ADDITIONAL INFORMATION.......................................... 31
GENERAL AND OTHER MATTERS.................................................... 31
SOLICITATION OF PROXIES...................................................... 31
SHAREHOLDER PROPOSALS........................................................ 31


         EXHIBIT A - Merger Agreement...........................................
         EXHIBIT B - Certificate of Incorporation of NewCo......................
         EXHIBIT C - Bylaws of NewCo............................................
         EXHIBIT D - Option Plan................................................

                                     SUMMARY

         The following is a summary of the terms of the Proposals. This summary is qualified by the more detailed description appearing elsewhere in this proxy statement. Unless otherwise indicated, all references to "we", "us", and "our" refer to BankEngine Technologies, Inc., a corporation formed under the laws of the State of Florida. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

- The first item to be voted on at this meeting of our shareholders is the proposal to approve the Agreement and Plan of Merger whereby we will merge with and into BankEngine Technologies, Inc., a corporation formed under the laws of the State of Delaware and to which we sometimes refer as BankEngine-DE. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

- The Agreement and Plan of Merger provides that each issued and outstanding share of our common stock shall be converted into one share of common stock of BankEngine-DE. As a result of the merger transaction, we shall cease to exist and all of our rights, assets, liabilities and obligations shall become the rights, assets, liabilities and obligations of BankEngine-DE. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

- The sole purpose of the Agreement and Plan of Merger is to reincorporate our company in the State of Delaware. The certificate of incorporation of BankEngine-DE is substantially similar to our articles of incorporation, with the exception that it authorizes BankEngine-DE to issue shares of preferred stock. We do not have a present intention to issue any shares of preferred stock but believe that it is in our company's interest to have the ability to do so. See "Proposal 1: Approval of the Merger - Comparison of Rights of Security- holders" for a discussion of differences in our charter documents and state law.

- It will not be necessary for our shareholders, a term we use to distinguish the security-holders of our company from the future security-holders of BankEngine-DE (to whom we refer as "stockholders"), to send us their certificates for shares of our common stock. See Section "Proposal 1: Approval of the Merger - Description of the Merger."

- We are also seeking approval for certain ordinary matters not related to the merger transaction, including the election of directors, ratification of our independent auditors and adoption of our option plan, which is intended to provide additional incentive to our directors, officers, employees and consultants by granting them options to purchase shares of our common stock. See "Proposal 2: Approval of Nominees to the Board of Directors," "Proposal 3 - Approval of the Appointment of Kaufman Rossin & Co." and "Proposal 4 - Approval of the 2002 Stock Option Plan."

- Shareholder approval of Proposal 1 requires the affirmative vote of a majority of our outstanding shares of common stock. According to Florida law, Shareholder approval of Proposal 2 in this Proxy Statement requires the affirmative vote of a plurality of the votes cast at the meeting. However, our bylaws stipulate that the election of directors shall require a majority of the votes cast. Shareholder approval of each of Proposal 3 and Proposal 4 in this Proxy Statement requires the affirmative vote of a majority of the votes cast. Our controlling shareholder has already informed us that he will be voting in favor of all of the proposals set forth herein. The number of votes held by our controlling shareholder is sufficient to satisfy the shareholder vote requirement for each of the proposals. Therefore, no additional votes will be needed to approve any of the proposals. See "Questions and Answers About the Meeting."

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING


What is being voted on at the Meeting?
         Our board of directors is asking shareholders to consider four items at this Annual Meeting of Shareholders:

         To approve the Agreement and plan of Merger attached hereto as Exhibit A as executed by and between the our company and BankEngine Technologies, Inc., a Delaware corporation to which we sometimes refer as BankEngine- DE, on April 1, 2002 and all transactions and developments contemplated thereby (collectively, the "Merger");

         To elect Joseph J. Alves, Mahmoud Hashmi and Sandra Hrab to our board of directors to serve until the next annual meeting of our shareholders, and;

         To ratify the appointment of Kaufman Rossin & Co. as our independent auditors for the ensuing year, and;

         To approve our option plan, which we refer to as the 2002 Plan.

What are the main terms of the Merger with BankEngine-DE?
         We are currently governed by Florida law. We are proposing the merger with BankEngine-DE solely to reincorporate under Delaware law. We need at least a majority of the votes entitled to be cast to approve the merger for it to be adopted. If the merger agreement is adopted:

         We will merge with and into BankEngine-DE, a Delaware corporation. BankEngine-DE will be the surviving corporation in the merger.

         We will do business under our current name of "BankEngine Technologies, Inc."

         Our business, directors, management, fiscal year, assets or liabilities and the location of our principal executive offices will remain unchanged by the merger.

          We will be governed by Delaware law and by the certificate of incorporation and bylaws of BankEngine-DE, which are substantially similar to our articles of incorporation and bylaws and are attached to this proxy statement as Exhibit B and Exhibit C, respectively, with the exception that we will be authorized to issue 2,000,000 shares of preferred stock.

What rights do I have if I am opposed to the Merger?
         Under Florida law, we are not required to provide dissenting shareholders with a right of appraisal in any matter to be voted upon at the meeting and shareholders are accordingly not granted this right. Shares of our common stock will automatically be converted into shares of common stock of BankEngine-DE with no action required on your part.

Who can vote at the Meeting?
         Our board of directors has set April 15, 2002 as the record date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 19,015,893 shares of our common stock outstanding held by a total of approximately 330 shareholders of record.

What constitutes a quorum for the Meeting?
         To have a quorum, we need one-third of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately. The shares held by Joseph Alves, our controlling shareholder, suffice for a quorum to be met, and we have been informed by Mr. Alves that he will be present at the Meeting.

How do I vote?
         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?
         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

         Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The Merger.
----------
         The approval of the merger with and into BankEngine-DE requires the affirmative vote of a majority of our outstanding votes that are entitled to be cast at the Meeting. The shares of stock held by Mr. Alves represent enough votes to approve this proposal and he has informed us that he intends to approve the merger with and into BankEngine- DE.

Election of Nominees to the Board of Directors.
----------------------------------------------
         Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Meeting is required for the election of the individuals nominated to serve on our board of directors. The shares of stock held by Mr. Alves represent enough votes to approve this proposal and he has informed us that he intends to approve proposal to elect our nominees to our board of directors.

Ratification of Independent Auditors.
------------------------------------
         An affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Kaufman Rossin & Co. as our independent auditors. The shares of stock held by Mr. Alves represent enough votes to approve this proposal and he has informed us that he intends to approve the appointment of Kaufman Rossin & Co. as our independent auditors.

Approval of the Option Plan.
---------------------------
         The adoption of the option plan requires the affirmative vote of a majority of the votes cast at the Meeting with respect thereto. The shares of stock held by Mr. Alves represent enough votes to approve this proposal and he has informed us that he intends to approve the proposal to adopt the option plan.

Other Matters.
-------------
         If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         Votes cast by proxy will be tabulated by an automated system administered by Interwest Transfer Co., Inc., our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   PROPOSAL 1

                             APPROVAL OF THE MERGER


DESCRIPTION OF THE MERGER

         On April 1, 2002, an Agreement and Plan of Merger was signed by and between our company and BankEngine Technologies, Inc., a corporation incorporated in the State of Delaware ("BankEngine-DE"). The Agreement and Plan of Merger is referred to in this Proxy Statement as the Merger Agreement.

         The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into BankEngine-DE, our separate corporate existence shall cease, and BankEngine-DE shall continue as the surviving corporation of the merger (the "Merger"). In the Merger, each issued and outstanding share of our common stock shall be converted into one share of common stock of BankEngine-DE with no action required on the part our shareholders.

         Our board has recommended that our state of incorporation be changed from Florida to Delaware. Reincorporation in Delaware will not result in any change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware.

         The following are answers to some of the questions about the Merger that you, as one of our shareholders, may have. We urge you to read this Proxy Statement, including the Merger Agreement, carefully because the information in this section is not complete.

                               Summary Term Sheet

Who are we Merging with?
         We are merging with BankEngine Technologies, Inc., Delaware corporation to which we refer as BankEngine- DE.

Has the Board of Directors approved the Merger?
         Yes. The Merger Agreement was executed on April 1, 2002. Our board of directors approved the Merger Agreement, and all transactions and developments contemplated thereby and resolved to seek approval of our shareholders therefor on April 1, 2002.

How will the Merger work?
         The Merger will be a very simple, straight-forward transaction. We will merge with and into BankEngine-DE and cease to exist as a separate entity. BankEngine-DE will be the surviving corporation. Our name will not change.

Do I have the right to vote on the Merger?
         Yes, you do. That is the main purpose of this Proxy Statement. We are soliciting your vote in favor of the Merger.

Is your financial condition relevant to my decision whether to vote for the Merger?
         No, we do not believe that it is. The business of our company will not change, nor will any of our officers or directors. In addition, no securities are being issued as a result of the Merger, whether to a third party or otherwise. We are not paying any finders' fees, brokers' fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us.

How do I exchange my shares of common stock?
         You do not. Your shares will automatically be converted into shares of common stock of BankEngine-DE.

You have the right to vote on the Merger, but there is no step that you are required to take.

How many shares will I have after the Merger? The number of shares you own will remain the same.

What is the conversion ratio?
         The ratio is one-for-one.

What are the benefits of the reincorporation?
         The purpose of the reincorporation is to change the state of our incorporation of from Florida to Delaware. The reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the "DGCL") rather than by the Florida Business Corporation Act (which we refer to as the "FBCA").

          The principal reasons that led our board of directors to determine that reincorporation in Delaware is in the best interests of our shareholders are outlined below:

         (i) The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

         (ii) The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

         (iii) Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs, and

         (iv) The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

         We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see "Comparison of Rights of Security-holders" below.

What are the disadvantages of the reincorporation?
         Despite the belief of our board that the reincorporation is in the best interests of our company and that of our shareholders, the FBCA and the DGCL differ in some respects. The DGCL may not afford stockholders the same rights as the FBCA. On balance, however, we believe it is favorable for us to reincorporate in Delaware.

         Our shareholders are reminded that we divested ourselves of our telecommunications business in January of 2001 (see "Certain Relationships and Related Transactions" below). Our telecommunications operations were located in Florida, whereas our current operations are not. We do not, therefore, believe that there are compelling reasons to remain governed by the provisions of Florida law.

What is the effect of the reincorporation on our company?
         The reincorporation has been unanimously approved by our board of directors, based on the Merger Agreement attached hereto as Exhibit A. If we receive approval for the proposal to adopt the Merger Agreement, the Merger will become effective when a certificate of merger and articles of merger are filed with the Secretary of State of Delaware and the Secretary of State of Florida, respectively. This filing is anticipated to be made as soon as possible after the Meeting. At the effective time of the Merger:

         We will merge with and into BankEngine-DE, with BankEngine-DE being the surviving corporation;

         Our board of directors will not change;

         We will cease to be governed by the FBCA and will be governed by the DGCL; and

         BankEngine-DE will be governed by its certificate of incorporation and bylaws, which we have attached as Exhibit B and Exhibit C to this proxy statement.

        The reincorporation is subject to conditions, including approval by a majority of the votes entitled to be cast at the meeting of our shareholders to which this Proxy Statement relates.

What is the effect of the reincorporation on the holders of our securities?
         The reincorporation will have minimal effect on our existing security holders. At the effective time of the Merger, all our securities will be converted into securities of BankEngine-DE. At the effective time of the Merger, the conversion will occur as follows:

         All of our common stock will be converted into shares of common stock, $.001 par value, of BankEngine-DE;

         Each share certificate that represented a share of our common stock immediately prior to the effective time of the Merger will thereafter be deemed to represent one share of BankEngine-DE's common stock without any action on the part of the holder;

         Each of our warrants and any other of our outstanding securities immediately prior to the effective time of the Merger will thereafter be deemed to represent like securities of BankEngine-DE, with like exercise or conversion rights into shares of common stock of BankEngine-DE without any action on the part of the holder.

Will our business change after the reincorporation?
         No. The reincorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of its principal executive offices. BankEngine-DE will also have its principal office located at 725 Port St. Lucie Blvd., Suite 201, Port St. Lucie, FL 34984. BankEngine-DE has no current business operations, as it was incorporated for the sole purpose of effecting the Merger with us. Upon the Merger of our company into BankEngine-DE , BankEngine-DE will conduct the business that we are currently conducting.

         Each share of BankEngine-DE's common stock outstanding after the effective time of the Merger will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our common stock prior to the effective time of the Merger (except as provided below - see "Comparison of Rights of Security-holders"). Shares of our common stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol "BKET." Following the effective date of the Merger, shares of common stock of BankEngine-DE will be traded on the over-the-counter market and under our current symbol.

         If the reincorporation is approved and the Merger is completed, we will take action as necessary to provide that all rights of participants in our current stock option plan to receive stock options will become substantially identical rights to receive grants of stock options with respect to BankEngine-DE's common stock. These new rights will be on substantially identical terms and conditions as set forth in our current stock option plan.

Will the charter documents be amended in the Merger?
         BankEngine-DE's certificate of incorporation will not be materially different from that of our articles of incorporation with the exception that the certificate of incorporation of BankEngine-DE will provide for the authorization of preferred shares and permit its board of directors of BankEngine-DE to issue such shares. We have no present intention to issue preferred shares.

How do the rights of shareholders compare before and after the reincorporation?
         We are organized as a corporation under the laws of Florida. If the reincorporation is approved, we will merge with BankEngine-DE and will then be a corporation incorporated under the laws of Delaware following the Merger. As a Florida corporation, we are governed by; the FBCA, our articles of incorporation and our bylaws. As a Delaware corporation we will be governed by; the DGCL, BankEngine-DE's certificate of incorporation, attached to this proxy statement as Exhibit B, as may be further amended from time to time and BankEngine-DE's bylaws, attached to this proxy statement as Exhibit C, as may be further amended from time to time.

         Certain material differences between the applicable Florida and Delaware law and among these documents are summarized below. The comparison of certain rights of our shareholders before and after the reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Florida law, Delaware law, BankEngine-DE's certificate of incorporation, BankEngine-DE's bylaws, and our articles of incorporation and our bylaws, copies of which may be obtained from us by writing us at 30 St. Patrick St., 4th Floor, Toronto, Ontario, M5H 4E7, attention Secretary.

Will the shares to be issued in the Merger be freely trading?
         The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of BankEngine-DE. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

When do you expect the Merger to be completed?
         We hope to complete the Merger as soon as possible, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

What are the tax consequences of the Merger?
         The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. shareholders upon conversion of their shares of common stock in our company into shares of common stock in BankEngine-DE pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What remedy do I have if I did not vote for the Merger?
         Florida law does not require the provision of appraisal rights in this situation and we will not provide such rights.

What do I need to do in order to vote?
         After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

Who can help answer my questions?
         If you have more questions about the Merger you should contact Arthur
S. Marcus, Esq., at:

         Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
         101 East 52nd Street, 9th Floor
         New York, NY 10022

         Telephone No.:    (212) 752-9700
         Facsimile No.:    (212) 980-5192

If you have questions about our business, you should contact Joseph J. Alves, CEO, at:

         BankEngine Technologies, Inc.
         30 St. Patrick St., 4th Floor
         Toronto, Ontario, M5H 4E7

         Telephone No.:  (416) 860-9378
         Facsimile No.:   (416) 860-9380

Material Terms of the Merger

         In order to effect the reincorporation (the "Reincorporation") of BankEngine Technologies, Inc. (the "Company") in Delaware, the Company will be merged with and into BankEngine Technologies, Inc., a newly formed company incorporated in Delaware ("New Co"). Prior to the merger (the "Merger"), NewCo will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of NewCo and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the board of directors of the Company (the "Board") has approved, and recommends to its shareholders (the "Shareholders") for their adoption and approval, an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into NewCo. The full texts of the Merger Agreement, the certificate of incorporation (the "Certificate") and bylaws (the "Bylaws") of the successor Delaware corporation under which the Company's business will be conducted after the Merger are attached hereto as Exhibit A, Exhibit B and Exhibit C respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         According to the terms of the Merger Agreement by and between the Company on the one side and NewCo on the other side, the Company and NewCo have determined that the Merger between the Company and NewCo is in the best interests of the Shareholders. The Merger is to be effected through a conversion of the shares of common stock currently issued and outstanding (the "Common Shares) into shares of common stock of NewCo (the "Common Stock")

         The Certificate provides for so-called "blank check" preferred stock (the "Blank Check Preferred Stock"). The Board believes that it is advisable and in the best interests of NewCo and its stockholders (the "Stockholders") to have available for issuance such shares in order to provide NewCo with greater flexibility in financing its continued operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that Blank Check Preferred Stock will provide NewCo with a capital structure better suited to meet its short and long term capital needs. Having the Blank Check Preferred Stock will permit NewCo to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This will, in the anticipation of the Board, allow NewCo to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

         Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by NewCo's board of directors (the "New Board"), without the necessity of obtaining approval of the Stockholders.

         The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement
         The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

         The Merger. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into NewCo, the Company's separate legal existence shall cease and NewCo shall continue as the surviving corporation.

         Effect of the Merger. The presently issued and outstanding Common Shares shall be converted on a one-for-one basis into shares of Common Stock. Presently issued and outstanding derivatives to purchase Common Shares shall evidence a derivative to purchase a like number of shares of the Common Stock on the same terms and conditions as stated in the respective derivative agreement currently applicable to the Common Shares. NewCo, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. NewCo shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Company in accordance with the DGCL.

         Articles of Incorporation and Bylaws of NewCo Following the Merger. The Merger Agreement provides that the Certificate of Incorporation and Bylaws of NewCo, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger.

         Directors and Officers of NewCo Following the Merger. The Merger Agreement provides that the directors and officers of the Company as of the Effective Time shall be the directors and officers of NewCo, who shall serve as directors and officers of NewCo until their respective successors are duly elected or appointed and qualified.

         Conditions to the Merger. The obligations of the Company and NewCo to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval of the Shareholders of the Merger Agreement. In addition, both the Company and NewCo shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement.

Certain United States Federal Income Tax Consequences
         The Merger will qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of Common Shares with respect thereto on the conversion of their Common Shares into shares of Common Stock and no gain or loss will be recognized for federal income tax purposes by the Company or NewCo.

Accounting Treatment of the Merger
         The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and NewCo is the legal acquiror. The management of the Company will be the management of NewCo. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

Appraisal Rights
         Under Florida law, the state in which the Company is incorporated, the Company is not required to provide dissenting Shareholders with a right of appraisal in any matter to be voted upon in connection herewith and Shareholders are accordingly not provided with such right.

Interests of Certain Persons in the Merger
         No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Proposals set forth herein, which is not shared by all other Shareholders pro rata, and in accordance with their respective interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of April 29, 2002, the Company's authorized capitalization consisted of 50,000,000 Common Shares, par value $.001 per share. As of April 20, 2002, there were 19,015,893 Common Shares outstanding, all of which were fully paid, non-assessable and entitled to vote. Each Common Share entitles its holder to one vote on each matter submitted to the Shareholder.

         The following table sets forth, as of April 29, 2002, the number of Common Shares of the Company owned by (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.


                                                   Number of Common Shares              Percentage of Common
Name and Address of Beneficial Owner(1)              Beneficially Owned(2)         Shares Beneficially Owned
---------------------------------------              ---------------------         -------------------------
International Enterprise Solutions Ltd.(3)               2,400,000                             12.6%
Ion Technologies Ltd.(3)                                 2,400,000                             12.6%
Hypernet Research Inc.(3)                                2,400,000                             12.6%
Net Technology Group Ltd.(3)                             2,400,000                             12.6%
Conrati Resources Ltd.(4)                                  950,000                                5%
Cablerise Limited(4)                                       950,000                                5%
Joseph Alves(5)                                          9,615,000                             50.6%
Mahmoud Hashmi(6)                                        1,900,000                               10%
Zeeshan Saeed                                            1,800,000                              9.5%
All Directors and Officers as a group
 (2 persons)                                            11,515,000                             60.6%
---------
*less than one percent

(1) Unless otherwise indicated, the address of each person listed below is c/o BankEngine Technologies, Inc., at 725 Port St. Lucie Blvd., Suite 201, Port St. Lucie, FL, 34984.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(3) The entity is wholly owned and controlled by Mr. Joseph Alves.

(4) The entity is wholly owned and controlled by Mr. Mahmoud Hashmi.

(5) Joseph J. Alves, the Company's CEO, President and Chairman of the Board, is the sole owner of International Enterprise Solutions Ltd., Ion Technologies Ltd., Hypernet Research Inc. and Net Technology Group Ltd. The number and percentage of Common Shares shown as held by Mr. Alves include the shares held by the foregoing entities.

(6) Mahmoud Hashmi, the Company's COO, Principal Accounting Officer and a Director, is the sole owner of Conrati Resources Ltd. and Cablerise Limited. The number and percentage of Common Shares shown as held by Mr. Hashmi include the shares held by the foregoing entities.

DESCRIPTION OF SECURITIES

Common Stock
         The Company is authorized to issue 50,000,000 shares of common stock, par value $0.001 per share (the "Common Shares"), of which as of the date hereof 19,015,893 Common Shares are outstanding. All outstanding Common Shares are validly authorized and issued, fully paid, and non-assessable.

         The holders of the Common Shares are entitled to one vote for each share held of record on all matters submitted to a vote of Shareholders. Holders of the Common Shares are entitled to receive ratably dividends as may be declared by the Board out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of the Common Shares are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of the Common Shares have no preemptive rights and have no rights to convert their Common Shares into any other securities.

Preferred Stock
         The Company is not authorized to issue shares of preferred stock. NewCo, however, is authorized to issue 2,000,000 shares of "blank check" preferred stock, par value $.001 per share ("Blank Check Preferred Stock"), none of which is issued or currently contemplated to be issued. The New Board is vested with authority to divide the shares of Blank Check Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series.

         NewCo was incorporated with the ability to issue shares of Blank Check Preferred Stock and provisions authorizing the New Board to designate and issue such shares because the Board believes that it is advisable and in the best interests of the surviving corporation to have available shares of preferred stock to provide it with greater flexibility in financing its operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that the Blank Check Preferred Stock will provide NewCo with a capital structure better suited to meet its short and long term capital needs. Having Blank Check Preferred Stock will permit the New Board to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. The Board believes that this will allow NewCo to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

         Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the New Board, without the necessity of obtaining approval of the Stockholders. Please see the Certificate attached as Exhibit B hereto for the provision authorizing the Blank Check Preferred Stock.

Warrants
         There are outstanding warrants (the "Warrants") to purchase an aggregate of ten million (10,000,000) Common Shares, all of which are exercisable at any time and in any amount until February 19, 2003, at a purchase price of $0.30 per Common Share. The Warrants are not callable nor do they provide for registration rights, whether of the Warrants themselves or the Common Shares underlying them.

         The Warrants do not entitle their holders to receive dividends or to vote at or receive notice of any meeting of shareholders or to exercise any other rights whatsoever as shareholders. Upon receipt of duly executed Warrants and payment of the exercise price, the Company shall within thirty (30) days issue and cause to be delivered to the holder of the Warrants certificates representing the number of Common Shares so purchased.

Transfer Agent
         The transfer agent of the Common Shares is Interwest Transfer Co., Inc., located at 1981 E. 4800 Street, Suite 100, Salt Lake City, Utah, 84117.

COMPARISON OF THE RIGHTS OF SECURITY-HOLDERS

General

         The Board has recommended that the Company's state of incorporation be changed from Florida to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

         Assuming Shareholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Florida, the Company will be merged with and into NewCo pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law (the "DGCL") and the Certificate of Incorporation and Bylaws set forth in Exhibit B and Exhibit C, respectively. Upon the effective time of the Reincorporation, each outstanding share of stock of the Company will automatically be converted into one share of the corresponding class of stock of NewCo. Outstanding derivatives to purchase Common Shares will be converted into derivatives to purchase the same number of shares of the Common Stock.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF NEWCO. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

         The Board believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

         The Company is a Florida corporation and the Florida Business Corporation Act (the "FBCA") and the Articles of Incorporation and the Bylaws of the Company govern the rights of its shareholders. NewCo is a Delaware corporation and the rights of it shareholders are governed by the DGCL and the Certificate of Incorporation and Bylaws of NewCo.


  Significant Differences Between the Corporation Laws of Florida and Delaware
  ----------------------------------------------------------------------------

               Differences Related Primarily to Charter Documents

Authorized Capital

The Company. The authorized capital stock of the Company consists of 50,000,000 shares of $0.001 par value Class A Common Stock (the "Common Shares"). There are 19,015,893 such Common Shares issued and outstanding as of the date hereof.

NewCo. The authorized capital stock of NewCo consists of 50,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 2,000,000 shares of blank check preferred stock, par value $0.001 per share (the

"Blank Check Preferred Stock"). As of the date of the Merger Agreement, the Company's issued and outstanding share capital consisted of one share of Common Stock. NewCo's certificate of incorporation (the "Certificate") authorizes its board of directors to issue shares of Blank Check Preferred Stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series (see "Proposal 1: Approval of the Merger -- Description of Securities").

Voting Power of Common Stock

The Company. Each holder of Common Shares has the right to cast one vote for each such Common Share held of record on all matters voted on by the Shareholders, including the election of directors. Shareholders have no cumulative voting rights

NewCo. Each holder of shares of Common Stock has the right to cast one vote for each share of Common Stock held of record on all matters voted on by the Stockholders, including the election of directors. Stockholders have no cumulative voting rights.

Board of Directors

The Company. The Company's bylaws do not require that a specific number of directors shall serve on its board. The Company's board presently consists of two (2) directors. Directors are elected at the annual meeting of shareholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors.

NewCo. NewCo's bylaws do not require that a specific number of directors shall serve on its board. NewCo's board presently consists of three (3) directors. Directors are elected at the annual meeting of stockholder, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors.


                   Differences Related Primarily to State Law

Removal of Directors

Florida. The FBCA entitles shareholders of Florida corporations to remove directors either for cause or without cause, unless the articles of incorporation provide that removal may be only for cause. Directors elected by a particular voting group may only be removed by the shareholders of that voting group. The Company's bylaws do not require that a director may be removed only for cause.

Delaware. Under the DGCL, the affirmative vote of a majority of the shares entitled to vote for the election of directors is required to remove directors, with or without cause, subject to specified exceptions relating to directors elected by the holders of a class or series, and corporations that have a classified board of directors. NewCo's bylaws provide that any director or the entire board of directors may be removed with or without cause by the vote of a majority of the voting power of the shares of stock issued and outstanding of the class or classes that elected such director or directors.

Interested Director

Florida. The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers holds a position of office or a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

         the fact of the relationship or interest is disclosed or known to the board which authorizes the contract or transaction by a sufficient number of votes, which votes will not include the vote of that director;

         the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize that contract or transaction; or

         the contract or transaction is fair and reasonable to the corporation.

Delaware. Under the DGCL, specified contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest if such contract or transaction (1) is ratified by the corporation's stockholders or a majority of disinterested members of the board of directors or a committee thereof if the material facts of the contract or transaction are disclosed or known or (2) was fair to the corporation at the time it was approved. Any ratification of such a contract or transaction by the stockholders must be made by a majority of all stockholders in good faith.

Action by Written Consent

Florida. Except as otherwise provided in a corporation's articles of incorporation, the FBCA generally provides that action of shareholders may be taken without a meeting if signed written consents are obtained by the holders of not less than a minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Articles do not provide otherwise.

Delaware. Under the DGCL, unless otherwise provided in the certificate of incorporation, actions may be taken by the stockholders of a Delaware corporation by written consent, provided that the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter were present and voted. The Certificate does not provide otherwise.

Amendment of Articles of Incorporation And Certificate of Incorporation

Florida. The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation's articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters' rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Delaware. The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL. NewCo's Certificate of Incorporation does not so provide.

Amendment of Bylaws

Florida. The Company's bylaws state that the bylaws may be altered, amended or repealed by either the board of directors or the Shareholders. However, bylaws made by the board may be altered, amended or repealed by the Shareholders.

Delaware. Under the DGCL, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. NewCo's bylaws provide that the directors may amend the bylaws, but this power does not alter the power of the Stockholders to also amend the bylaws.

Shareholder Action

Florida. A majority of the shares entitled to vote, represented in person or by proxy shall constitute a quorum of a meeting of shareholders. Generally, and except for specified fundamental actions, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter thereof constitutes the act of the shareholders.

Delaware. When a quorum is present, the vote of the holders of a majority of each class of the shares of stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the DGCL or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Consideration For Issuance of Shares

Florida
         Shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

         Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for shares to be issued is adequate. That determination by the board of directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and non-assessable.

Delaware
         Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

         No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares.

         Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

Loans to Directors

Florida and Delaware

Any Florida and Delaware corporation may lend money to, guarantee any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty, or assistance may reasonably be expected to benefit the corporation. The loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. In Florida, such loans, guarantees and other types of assistance are subject to the provisions outlined in "Interested Director" above.

Special Meetings

Florida. According to the Company's bylaws, special meetings of shareholders are to be held when directed by the board of directors or the president or when a signed and dated written demand is delivered to the president of the Company by the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting.

Delaware. The DGCL provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or bylaws. Neither the Certificate nor the Bylaws amend or supplement the foregoing.

Standard of Conduct For Directors

Florida. Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Delaware. Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Indemnification of Directors And Officers

Florida. The FBCA permits a corporation to indemnify officers, directors, employees and agents against liability for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. The FBCA provides that a corporation may advance reasonable expenses of defense (a) to a director or officer upon receipt of an undertaking to reimburse the corporation if indemnification is ultimately determined not to be appropriate and (b) to other employees and agents upon such terms and conditions as the board deems appropriate. The corporation must reimburse a successful defendant for expenses, including attorneys' fees, actually and reasonably incurred.

Delaware. Under the DGCL, a Delaware corporation may include in its certificate of incorporation, a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty, subject to specified limitations. The Certificate includes such a provision. The DGCL also generally permits indemnification of a person who acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation. NewCo's bylaws do not depart from this standard. In general, the indemnification provided for by the DGCL is not deemed to be exclusive of any non-statutory indemnification rights provided to directors, officers and employees under any by-law, agreement or vote of stockholders or disinterested directors.

Limitation of Liability

Florida. The FBCA provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy unless the director breached or failed to perform his duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) a transaction from which the director derived an improper personal benefit, (c) a circumstance for which a director is liable for an unlawful distribution, (d) in a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct or (e) in a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Delaware. The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for beach of fiduciary duty as a director, except that such provision shall not limit the liability of a director for (a) any breach of the director's duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions, or (d) any transaction from which the director derived an improper personal benefit. NewCo's Certificate contains such a provision limiting the liability of the its directors.

Dividends

Florida. The FBCA permits a corporation's board of directors to make distributions to its shareholders unless, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or would be left with total assets that are less than the sum of its total liabilities plus its obligations upon dissolution to satisfy preferred shareholders whose preferential rights are superior to those receiving the distribution. Under the FBCA, a corporation's redemption of its own common stock is deemed a distribution.

Delaware. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Vote on Certain Fundamental Issues

Florida. Under the FBCA, and subject to the exceptions discussed below, the approval of a merger, plan of liquidation or sale of all or substantially all of a corporation's assets other than in the regular course of business generally requires the recommendation of the corporation's board of directors and an affirmative vote of holders of a majority of the corporation's outstanding shares. Unless required by the articles of incorporation, however, the vote of the shareholders of a corporation surviving a merger is not required if:

         the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger;

         each shareholder of the surviving corporation immediately prior to the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and

         the number of voting shares outstanding immediately after the merger plus the number of voting shares issuable as a result of the merger will not exceed by more than 20% the total number of voting shares of the surviving corporation immediately prior to the merger.

         This transaction does not fall within any of the aforementioned exceptions, and therefore adoption by the board of directors and approval by a majority vote of the Shareholders is required.

Delaware. The DGCL generally provides that, unless otherwise specified in a corporation's certificate of incorporation or unless the provisions of the DGCL relating to business combinations are applicable, a sale or other disposition of all or substantially all of the corporation's assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation requires the affirmative vote of the board of directors plus the affirmative vote of a majority of the outstanding stock entitled to vote thereon. However, under the DGCL, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize such merger if:

         the agreement of merger does not amend the certificate of incorporation of such constituent corporation;

         each share of stock of such constituent corporation outstanding prior to such merger is to be an identical outstanding or treasury share of the surviving corporation after such merger;

         either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to such merger; and

         other specified conditions are satisfied.

         In addition, the DGCL provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge such subsidiary into such parent corporation without the approval of such subsidiary's stockholders or board of directors. Neither NewCo's certificate of incorporation nor its bylaws alter this stockholder approval requirement.

Business Combination Restrictions

Florida. Section 607.0901 of the FBCA, informally known as the "fair price statute," provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares beneficially owned by an interested shareholder (as defined below), would be required to effectuate specified transactions, including a merger, consolidation, specified sales of assets, specified sales of shares, liquidation or dissolution of the corporation and reclassification of securities involving a Florida corporation and an interested shareholder, referred to as an "affiliated transaction." An "interested shareholder" is defined as the beneficial owner of more than 10% of the outstanding voting shares of the corporation. The foregoing special voting requirement is in addition to the vote required by any other provision of the FBCA or by a corporation's articles of incorporation.

The special voting requirement does not apply in any of the following circumstances:

         the affiliated transaction is approved by a majority of the corporation's disinterested directors;

         the corporation has not had more than 300 shareholders of record at any time during the three years preceding the announcement of the affiliated transaction;

         the interested shareholder has beneficially owned at least 80% of the corporation's voting stock for five years preceding the date on which the affiliated transaction is first publicly announced or communicated generally to the corporation's shareholders;

         the interested shareholder beneficially owns at least 90% of the corporation's voting shares;

         the corporation is an investment company registered under the Investment Company Act of 1940; or

         in the affiliated transaction, consideration shall be paid to the holders of each class or series of voting shares and all of the following conditions are met:

                  the cash and fair value of other consideration to be paid per share to all holders of voting shares equals the highest per share price paid by the interested shareholder, or specified alternative benchmarks, if higher;

                  the consideration to be paid in the affiliated transaction is in cash or in the same form as previously paid by the interested shareholder or if multiple forms, then in cash or the form used to acquire the largest number of shares;

                  during the portion of the three years preceding the announcement of the affiliated transaction that the interested shareholder has been an interested shareholder, except as approved by a majority of the disinterested directors, there shall have been no failure to declare and pay at the regular date any full periodic dividends, no decrease in stock dividends, and no increase in the voting shares owned by the interested shareholder;

                  during such portion of the three-year period, except as approved by a majority of the disinterested directors, there has been no benefit to the interested shareholder in the form of loans, guaranties or other financial assistance or tax advantages provided by the corporation; and

                  unless approved by a majority of the disinterested directors, a proxy or information statement describing the affiliated transaction shall have been mailed to holders of voting shares at least 25 days prior to the consummation of the affiliated transaction.

         Section 607.0902 of the FBCA, informally known as the "control-share acquisition statute," provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting power with respect to, issued and outstanding control shares (as defined below) is a "control-share acquisition." "Control shares" are shares that, but for this section of the FBCA, would have voting power with respect to the shares of a Florida corporation that, when added to all other shares owned by such person, would entitle that person to exercise or direct the exercise of the voting power of the corporation in the election of directors within any of the following ranges of voting power:

         one-fifth or more but less than one-third of all voting power;

         one-third or more but less than a majority of all voting power; or

         a majority or more of all voting power.

         A control-share acquisition must be approved by a majority of each class of outstanding voting securities of such corporation, excluding the shares held or controlled by the person seeking approval, before the control shares may be voted. A special meeting of shareholders must be held by the corporation to approve a control-share acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. The acquisition of shares of the corporation does not constitute a control-share acquisition if, among other circumstances, the acquisition has been approved by the board of directors of the corporation before the acquisition or a merger is effected in compliance with the applicable provisions of the FBCA, if the corporation is a party to the agreement of merger. If the control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power of the corporation, all shareholders shall have dissenter's rights as provided by the FBCA.

Delaware. Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested stockholders. Under the DGCL, an interested stockholder (a stockholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities) cannot enter specified business combinations with the corporation for a period of three years following the time that such stockholder became an interested stockholder unless:

         prior to such time, the corporation's board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder;

         upon consummation of the transaction in which any person becomes an interested stockholder, such interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or

         at or subsequent to such time, the business combination is both approved by the board of directors and authorized at an annual or special meeting of stockholder, not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Cumulative Voting

Florida. Under the FBCA, shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide. The Company's articles of incorporation contain no such provision. The FBCA provides that directors are elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, except that the Company's by-laws require that a majority of such votes shall be required.

Delaware. The DGCL provides that the certificate of incorporation of any corporation may grant stockholders the right to cumulate their votes. The Certificate does not provide Stockholders the right to cumulate votes in the election of directors. The DGCL provides that directors are elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. However, the Bylaws require that a majority of such votes shall be required.

Dissenters' Rights of Appraisal

Florida. Under the FBCA, any shareholder of a corporation has the right to dissent from, and obtain fair value of his or her shares in the event of, a number of corporate actions including but not limited to: (i) a plan of merger to which the corporation is a party if the shareholder is entitled to vote on the merger, or if the shareholder is a shareholder of a subsidiary that is merged with its parent in accordance with the provisions of the FBCA relating to the merger of subsidiaries; (ii) consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange; (iii) consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan, and (iv) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares. Unless the articles of incorporation of a corporation otherwise provide, dissenters' rights will not be available to the holders of any shares of any class or series which, on the applicable record date, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders. Neither the Company's articles of incorporation nor its bylaws contain any provisions granting additional appraisal rights.

Delaware. Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger or consolidation. In addition, no appraisal rights are available to holders of shares of any class of stock which is either: (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of

Securities Dealers, Inc., or; (ii) held of record by more than 2,000 stockholders, unless such stockholders are required by the terms of the merger or consolidation to accept anything other than: (a) shares of the surviving corporation; (b) shares of stock that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders; (c) cash in lieu of fractional shares, or (d) any combination of the foregoing.

         Stockholders who perfect their appraisal rights are entitled to receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing the appraisal rights in any merger or consolidation in which the corporation is a constituent corporation. NewCo's Certificate does not contain a provision enlarging such appraisal rights.

                -------------------------------------------------

                            Shareholder Vote Required


         Approval of the Merger Agreement will, pursuant to Section 607.1103(5) of the Florida Business Corporation Act, require the affirmative vote of a majority of the shares entitled to be cast therefor. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" THIS PROPOSAL 1. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 1 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL 1.

         The Board of Directors recommends that the Shareholders vote "FOR" this Proposal 1 to approve the Merger Agreement and all transactions and developments contemplated thereby.

                                   PROPOSAL 2

                 APPROVAL OF NOMINEES TO THE BOARD OF DIRECTORS

General
         A board of three directors is to be elected at the Meeting to hold office until the next annual meeting or until their successors are elected. Unless individual Shareholders specify otherwise, each returned proxy will be voted for the election of the three nominees who are listed herein. The following schedule sets forth certain information concerning the nominees for election as directors.


Name                              Age         First year elected director
----                              ---         ---------------------------
Joseph J. Alves                   35                      2001
Mahmoud Hashmi                    51                      2001
Sandra Hrab (nominee)             25                      2002


Board Meetings and Committees. The Company's Board of Directors held no meetings during the fiscal year ended August 31, 2001, preferring to act by written consent. The Board acted nine (9) times by unanimous written consent.

         The Company does not have a standing Compensation, Audit, or Nominating Committee or any other Committee performing corresponding functions. Such matters are considered by the full Board of Directors. NewCo may, subject to approval of Proposal 4, appoint a committee to administrate the 2002 Plan (see "Proposal 4: Approval of the 2002 Stock Option Plan").

Directors Compensation. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors. In addition, NewCo may compensate its directors through the 2002 Plan, but has not yet implemented a mechanism for doing so.

Management

         The officers and directors of the Company, and further information concerning them, are as follows:



Name                              Age     Position
----                              ---     --------
Joseph J. Alves                   35      Chairman, Chief Executive Officer and President
Mahmoud Hashmi                    51      Director, Chief Operating Officer and Principal
                                          Accounting Officer
Sandra Hrab                       25      Secretary and Director Nominee


Joseph J. Alves has since 1996 assisted with the development of numerous software applications including sophisticated online databases, robust security systems, online banking applications, ultra-secure encryption systems, and was co- founder and joint developer of the BankEngine Suite of ultra secure transaction systems. Between 1993 and 1996 he worked as a network engineer for IBM, SHL SystemsHouse and Computer Systems Centre. Mr. Alves has founded and co-founded various technology related enterprises since 1996. Mr. Alves has extensive international banking knowledge and has developed business relationships that span five continents. He has served as a consultant to many technology based start-ups and public companies including Millennium Communications, DreamPlay Research Inc., and Noble House Communications Ltd. Mr. Alves has a BA
(1990) from York University, and an MA (1993) from Wilfrid Laurier University in Waterloo, Ontario.

Mahmoud Hashmi was the CEO of Callmate Telecom International, the Company's predecessor, from 1998 until his replacement in this capacity by Mr. Alves. Mr. Hashmi was instrumental in the ongoing business development and expansion of Callmate into Europe and Pakistan. Specifically, he aided Callmate in the building of its own international network in Pakistan while utilizing the network of other quality carriers in Europe. Mr. Hashmi's organizational and people management skills have been developed over the past two decades. Prior to joining Callmate, he was a commodity trader for Arcadia Foods based in England. Mr. Hashmi has over 25 years of international experience in finance and global trading. Mr. Hashmi was educated at Carlton Grammar School, England and went on to Huddersfield College to study for a BA in business management.

Sandra Hrab has extensive corporate administrative experience that will serve the Company well as it increases its activities and diversifies its business. She served as Treasurer and Secretary of WebEngine Corporation, a Canadian public company, between 1999 and 2001. Ms. Hrab has acquired extensive personal experience in the management of the day to day affairs of the Company over the last two years. Ms. Hrab is currently a director of Critical Commerce Inc., a wholly owned subsidiary of the public company, as well as an officer of CyberStation Inc. and serves those companies in a variety of capacities. Ms. Hrab graduated from Sheridan College in Toronto, Ontario in 1999.

          Except as set forth herein, no officer or director of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Legal Proceedings
         The Company is considering pursuing litigation against Global Voice Data Communications, S.A. ("GVDC"), the principals of which are Shahal Mahid Khan and Said Kiwan. Pursuant to a Heads of Terms dated July 14, 2000 (the "GVDC Agreement") the Company loaned money to GVDC which was to be repaid unless the Company and the parties to the GVDC Agreement subsequently executed a binding agreement. No binding agreement was executed, and the Company has sought to reclaim its funds in an amicable fashion but has been led to believe that it has no viable option but to pursue litigation.

         Other than the above the Company is not subject to nor aware of any pending or threatened material legal proceedings.

Certain Relationships and Related Transactions
         On November 23, 2000, Callmate entered into a Share Purchase Agreement (the "SPA") with WebEngine Technologies International, Inc. ("WebEngine"), pursuant to which Callmate acquired all twelve million (12,000,000) share of common stock issued and outstanding of WebEngine (the "WebEngine Shares") in a share exchange on a one- for-one basis. WebEngine was wholly owned by International Enterprise Solutions Ltd., Ion Technologies Ltd., Hypernet Research Inc., Net Technology Group Ltd. and International Marketing Solutions Ltd. Each of these entities owned two million, four hundred thousand (2,400,000) WebEngine Shares and each was wholly owned by Mr. Franz Kozich. The SPA was effective January 5, 2001. While Callmate was the legal acquiror, the transaction was treated as a reverse acquisition for accounting purposes. The transaction was reported on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 16, 2001.

         On January 19, 2001, the Company and Mr. Mohammed Gohir executed a Common Stock Purchase Agreement (the "CSPA") pursuant to which Mr. Gohir returned for cancellation a certificate for nine million, two hundred thousand (9,200,000) Common Shares to Callmate, in consideration for which the Company transferred all rights, title and interest in shares of certain of its subsidiaries (collectively, "Callmate Telecom Ltd."). Accordingly, the Company divested itself of all its operations related to telecommunications.

         The cancellation of the 9,200,000 Common Shares previously held by Mr. Gohir represented a change in control of the Company. Mr. Franz Kozich, the beneficial owner of the Common Shares through five of his wholly owned and operated corporations, became the Company's majority Shareholder by virtue of his beneficial ownership of the 12,000,000 Common Shares he acquired pursuant to the SPA.

         On June 7, 2001, Mr. Kozich transferred ownership of International Enterprise Solutions Ltd., Ion Technologies Ltd., Hypernet Research Inc. and Net Technology Group Ltd. to the name of Mr. Joseph Alves, the Company's Chairman of the Board and Chief Executive Officer. In addition, Mr. Kozich caused International Marketing Solutions Ltd. to transfer nine hundred and fifty thousand (950,000) Common Shares to each of Conrati Resources Ltd. ("Conrati") and Cable rise Limited("Cablerise") on June 7, 2001. Conrati and Cablerise are both wholly owned by Mr. Mahmoud Hashmi, the Company's Chief Operating Officer and a director. International Marketing Solutions Ltd., which remains wholly owned by Mr. Kozich, retains five hundred thousand (500,000) Common Shares.

Compliance with Section 16(a) of the Exchange Act
         Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established. During the fiscal year ended August 31, 2001, the Company does not believe that all reports required to be filed by Section 16(a) were filed on a timely basis.

Executive Compensation
         During the Company's last three fiscal years, no compensation has been paid to any of its directors or executive officers, nor has any executive officer entered into an employment agreement with the Company.


             -------------------------------------------------------

                            Shareholder Vote Required


         Approval of the proposal to elect the director nominees will, pursuant to the Company's bylaws, require the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" THIS PROPOSAL 2. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 2 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL 2.

         The Board of Directors recommends that the Shareholders vote "FOR" this Proposal 2 to elect the nominees to the Board of Directors.

                                   PROPOSAL 3

               APPROVAL OF THE APPOINTMENT OF KAUFMAN ROSSIN & CO.

General
         Schwartz, Levitsky Feldman was the independent auditor for the Company ("SLF") until its dismissal on March 19, 2002. Kaufman Rossin & Co. ("KRC") was appointed as the Company's independent auditor on March 26, 2002. The Company had no disagreements with SLF in the fiscal year ended August 31, 2001 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. SLF's report on the Company's financial statements for the fiscal year ended August 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. The Company has not consulted KRC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

         No representative of KRC is expected to be present at the Meeting. In the event any such representative does attend the Meeting, such representative will have an opportunity to make a statement should such representative desire to do so, and would be expected to be available to respond to appropriate questions.

Audit Fees
         SLF billed the Company an aggregate of approximately US$38,000 for the audit of the Company's annual financial statements for the fiscal year ended August 31, 2001 included in the Company's annual report on Form 10- KSB and for the review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-QSB for the periods ended February 28, 2001 and May 31, 2001.

Financial Information Systems Design and Implementation Fees
         SLF did not render any professional services related to financial information systems design and implementation for the fiscal year ended August 31, 2001.

All Other Fees
         SLF did not render any other professional services, other than those discussed above, for the fiscal year ended August 31, 2001.

         Since SLF did not receive fees from the Company other than audit fees, the Board has considered and believes that SLF has maintained its independence from the Company.


             ------------------------------------------------------

                            Shareholder Vote Required

         The ratification of the appointment of KRC as the Company's independent auditor for the fiscal year ended August 31, 2002, requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Meeting. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" THIS PROPOSAL 3. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDER IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 3 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED FOR ITS APPROVAL.

         The Board of Directors recommends that the Shareholders vote "FOR" this Proposal 3 to ratify the appointment of Kaufman Rossin & Co. as its independent auditor for the fiscal year ending August 31, 2002.

                                   PROPOSAL 4

                     APPROVAL OF THE 2002 STOCK OPTION PLAN

General

         At the Meeting a vote will be taken on a Proposal to ratify the adoption of the Company's 2002 Stock Option Plan (the "2002 Plan"), under which 2,000,000 Common Shares underlying stock options are available for grant. The 2002 Plan was adopted by the Board of Directors on April 1, 2002. A copy of the 2002 Plan is attached hereto as Exhibit C. As of the date of this Proxy, no options to purchase shares of Common Stock has been granted to any person under the 2002 Plan.

Description of the 2002 Plan

         The Purpose of the 2002 Plan. The purpose of the 2002 Plan is to provide additional incentive to the Directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

         The purpose of the 2002 Plan is to provide additional incentives to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or a non-qualified stock option (a "NQSO"). The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives shareholder approval within one year of its adoption. The Company adopted the 2002 Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

         The benefits to be derived from the 2002 Plan, if any, are not quantifiable or determinable.

         Administration of the Plan. The 2002 Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2002 Plan.

         Subject to the other provisions of the 2002 Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the 2002 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 2002 Plan;
(vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 2002 Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

         Shares of Stock Subject to the 2002 Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the 2002 Plan shall not exceed 2,000,000 shares of Common Stock, $.001 par value per share.

         The number of shares of Common Stock subject to options granted pursuant to the 2002 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the 2002 Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

         In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

         Participation. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the 2002 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the 2002 Plan. The term "Affiliate" as used in the 2002 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

         Option Price. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Shareholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Percent Shareholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

         Term of the Options. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Shareholder shall expire not more than five years after the date of grant. The 2002 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

         Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2002 Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

         Termination of the 2002 Plan. The 2002 Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the Shareholders of the Company, or approval of Shareholders of the Company voting at a validly called Shareholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Shareholder approval is not obtained within such time, options granted pursuant to the 2002 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the 2002 Plan shall be treated as NQSOs. Options may be granted and exercised under the 2002 Plan only after there has been compliance with all applicable federal and state securities laws. The 2002 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

         Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the 2002 Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         Amendments to the Plan. The Board of Directors may at any time amend, alter, suspend or discontinue the 2002 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 2002 Plan and ISOs granted under the 2002 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that shareholder approval is advisable.

         Tax Treatment of the Options. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

         The Board has unanimously approved and unanimously recommends that the shareholders ratify the adoption of the 2002 Plan.


             ------------------------------------------------------
                            Shareholder Vote Required

         Approval of the Company's 2002 Plan requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting of Shareholders.

         The Board of Directors recommends a vote FOR the ratification of the 2002 Plan.

                       STATEMENT OF ADDITIONAL INFORMATION

         The Company will furnish, to any Shareholder making such request, a copy of its Annual Report within one business day of receiving such request. The Annual Report will be sent by first class mail at no charge to such Shareholder. A copy of the Annual Report can be requested by writing to the Company at 725 Port St. Lucie Blvd., Suite 201, Port St. Lucie, FL, 34984, attention Secretary, or by calling the Company at (888) 672-5935.

                            GENERAL AND OTHER MATTERS

         Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

                             SOLICITATION OF PROXIES

         The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail only. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.

                              SHAREHOLDER PROPOSALS

         The Board of Directors has not yet determined the date on which the next annual meeting of Stockholders of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company's next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

By Order of the Board of Directors,

/s/ Joseph J.  Alves
------------------------------------
Joseph Alves,
CEO and Chairman of the Board
April 29, 2002

                                                                       Exhibit A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into on April 1, 2002, pursuant to Section 607.1107 of the Florida Business Corporation Act (the "FBCA") and Section 252 of the General Corporation Law of the State of Delaware (the "DGCL") by and between BankEngine Technologies, Inc., a Florida corporation (the "Florida Corporation"), and, BankEngine Technologies, Inc., a Delaware corporation (the "Delaware Corporation"), being sometimes referred to herein individually as a "Constituent Corporation" and collectively as the "Constituent Corporations."

                              W I T N E S S E T H:

         WHEREAS, the Florida Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with an authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share (the "Common Shares"), 18,915,893 of which are issued and outstanding on the date hereof;

         WHEREAS, there are issued and outstanding no options to purchase Common Shares (the "Florida Options") and warrants to purchase 10,000,000 Common Shares at $0.30 per such share (the "Florida Warrants");

         WHEREAS, the Delaware Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), one share of which is issued and outstanding on the date hereof and held by Joseph Alves, the President of the Delaware Corporation, and 2,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), none of which is issued and outstanding;

         WHEREAS, the Delaware Corporation has no options (the "Delaware Options") or warrants (the "Delaware Warrants") issued and outstanding;

         WHEREAS, the respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of the Florida Corporation with and into the Delaware Corporation subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Section 607.1107 of the FBCA and Section 252 of the DGCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of each of the Constituent Corporations for their approval; and

         WHEREAS, it is the intention of the Constituent Corporations that the Merger shall be a tax-free reorganization within the meaning of Section 368
(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE in consideration of the premises, which are hereby incorporated into the terms hereof, and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of effectuating the same, and other details and provisions that are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth as follows:

                                    ARTICLE I
                                 TERMS OF MERGER

         1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of the FBCA and the DGCL, the Florida Corporation shall be merged with and into the Delaware Corporation (at times referred to herein as the "Surviving Corporation") upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

         1.2 APPROVAL OF SHAREHOLDERS. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of the Florida Corporation and the Delaware Corporation as provided by the FBCA and the DGCL. After adoption and approval of this Merger Agreement and all the transactions and developments contemplated hereby by the respective shareholders of the Florida Corporation and the Delaware Corporation, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the FBCA and a Certificate of Merger shall be filed in accordance with the applicable provisions of the DGCL.

         1.3 FILINGS AND EFFECTIVENESS. As soon as practicable following the date of execution hereof, the Florida Corporation and the Delaware Corporation will, subject to the approval by the shareholders of each of the Constituent Corporations, cause (i) the Articles of Merger along with any other required document to be filed with the Secretary of State of the State of Florida pursuant to Sections 607.1105 and 607.1107 of the FBCA, and (ii) the Certificate of Merger along with any other required document to be filed with the Office of the Secretary of the State of Delaware pursuant to Section 252 of the DGCL. The Merger shall become effective upon the occurrence of each of the following actions:

         (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived;

         (b) An executed Articles of Merger meeting the requirements of the FBCA shall have been filed with the Secretary of State of the State of Florida and said Secretary of State shall have accepted such Articles of Merger, and the surviving corporation shall have performed all other requirements of Sections
607.1107 and 607.1107 of the FBCA; and

         (c) An executed Certificate of Merger meeting the requirements of the DGCL shall have been accepted by the Secretary of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date" and "Effective Time," respectively.

         1.4  EFFECT OF MERGER - SECURITIES.

         As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Shares or holders of Florida Warrants:

         (a) Conversion of Common Shares. The presently issued and outstanding Common Shares shall be converted on a one-for-one basis into shares of Common Stock.

         (b) Conversion of Florida Warrants. The number of shares underlying the Florida Warrants as well as the exercise price, date of grant, vesting, exercisability and expiration date thereof are set forth in the respective warrant agreement applicable thereto. All rights under the Florida Warrants shall be treated as provided herein, and to the extent the terms of any such warrant agreement is inconsistent with the treatment to be accorded to the Florida Warrants as provided herein, then the Florida Corporation shall cause the such warrant agreements to be amended, and all required third party, governmental and regulatory body consents or approvals to such amendments to be procured, such that all such inconsistencies shall be eliminated by the Effective Time.

         At the Effective Time, notwithstanding any contrary provision of the warrant agreements, the Florida Warrants shall, at and after the Effective Time, evidence warrants (the "Delaware Warrants") to purchase a like number of shares of Common Stock on the same terms and conditions as stated in the respective warrant agreement.

         1.5  EFFECT OF MERGER - GENERAL

         At and after the Effective Time, the Merger shall be effective as provided in the applicable provisions of the DGCL and the FBCA. The corporate existence of the Delaware Corporation, as the Surviving Corporation, with all of its purposes and powers, shall continue unaffected and unimpaired by the Merger, and, as the Surviving Corporation, it shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Florida Corporation in accordance with the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Delaware Corporation and the Florida Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Delaware Corporation and the Florida Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The separate existence and corporate organization of the Florida Corporation shall cease at the Effective Time, with the Delaware Corporation continuing as the Surviving Corporation of the Merger.

         1.6 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         1.7 BY-LAWS OF SURVIVING CORPORATION. The By-Laws of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided in the By-Laws or as provided by applicable law.

         1.8 DIRECTORS OF SURVIVING CORPORATION. The directors of the Florida Corporation as of the Effective Date of the Merger shall be and become the directors of the Surviving Corporation.

         1.9 OFFICERS OF SURVIVING COMPANY. The officers of the Florida Corporation as of the Effective Date of the Merger shall be and become the officers of the Surviving Corporation.

                                   ARTICLE II
                              CONDITIONS TO MERGER

         The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

         2.1 AUTHORIZATION. The holders of at least a majority of the outstanding Common Shares shall have approved this Merger Agreement and the Merger. All necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by each of the Constituent Corporations.

                                   ARTICLE III
                               GENERAL PROVISIONS

         3.1 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

         3.2 AMENDMENTS. The Boards of Directors of the Florida Corporation and the Delaware Corporation may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either the Florida Corporation or the Delaware Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Florida Corporation or the Delaware Corporation,
(ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Florida Corporation or the Delaware Corporation.

         3.3 FURTHER ASSURANCES. From time to time, as and when required by the Delaware Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Florida Corporation such deeds and other instruments, and there shall be taken or caused to be taken by the Florida Corporation such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Delaware Corporation the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Florida Corporation and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Florida Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

         3.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Florida Corporation or the Delaware Corporation, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of the Florida Corporation or the Delaware Corporation, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

         3.5 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the FBCA.

                                          [Signatures on following page]

         IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the date first written above.


         BANKENGINE TECHNOLOGIES, INC.
          a Florida corporation

         By: /s/ Joseph J. Alves
             -------------------------------
         Joseph Alves,
         President


         BANKENGINE TECHNOLOGIES, INC.
          a Delaware corporation


         By: /s/ Joseph J. Alves
             -----------------------
         Joseph Alves,
         President

                                                                       Exhibit B


                          CERTIFICATE OF INCORPORATION

                                       OF

                          BANKENGINE TECHNOLOGIES, INC.

                                     * * * *


FIRST:            The name of the corporation is BankEngine Technologies, Inc.
                  (the "Corporation").

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares which the Corporation is authorized to issue is fifty-two million (52,000,000), divided into classes as follows:

                  A. Fifty million (50,000,000) shares of common stock, $.001 par value per share (hereinafter called the "Common Stock"), divided into two classes as follows;

                  B. Two million (2,000,000) shares of preferred stock, $.001 par value per share, to be issued in series (the "Preferred Stock").

                           The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of the Corporation:
                           The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of the Corporation to fix, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares,
                           (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Delaware General Corporation Law.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

SEVENTH: The name and address of the sole incorporator is: Henry Nisser, c/o Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, New York 10022.

                  I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this 15th day of February, 2002.



                              ---------------------------------------
                              Henry Nisser, Law Clerk
                              Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street
                              New York, New York 10022

                                                                       Exhibit C


                                    BYLAWS OF

                          BANKENGINE TECHNOLOGIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                    ARTICLE I
                               OFFICES AND RECORDS

         Section 1.1. DELAWARE OFFICE. The principal office of BankEngine Technologies, Inc. (the "Corporation") in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

         Section 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

         Section 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

         Section 2.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors.

         Section 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

         Section 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.7.  VOTING.

                  (a) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders of the Corporation.

                  (b) Unless otherwise provided for in the Certificate of Incorporation of the Corporation, Directors will be elected by a majority of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected. The Board of Directors may at any time amend this provision to reduce the number of votes cast for the election of a director to a plurality of the votes cast in the manner provided immediately above.

                  (c) Except as otherwise provided by statute, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his or her name on the books of the Corporation.

         Section 2.8 PROXIES. Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself or herself, or by his or her attorney-in-fact thereunto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the stockholder, or as a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder. No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

         Section 2.9 ACTION WITHOUT A MEETING. Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special stockholders' meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the stockholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of stockholders' meetings are recorded.

         Section 2.10. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 2.11. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         Section 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

         Section 3.2. NUMBER; QUALIFICATIONS. The Board of Directors need not be composed of a particular number of members nor must such number be within any particular range, unless the Certificate of Incorporation, an amendment to these Bylaws or the Board of Directors shall otherwise provide. The number of Directors shall until such time, if ever, be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware.

         Section 3.3. ELECTION, RESIGNATION. The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereafter, each Director will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

         Section 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of Directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced or until his or her successor is elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. No decrease in the number of Directors constituting the whole Board shall shorten the term of any incumbent Director.

         Section 3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

         Section 3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any two members of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

         Section 3.7. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

         Section 3.8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the Directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

         Section 3.9. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 3.10. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

         Section 3.11. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         Section 3.12. REMOVAL. One or more or all the Directors of the Corporation may be removed for cause at any time by the stockholders, at a special meeting of the stockholders called for that purpose, provided however, such Director shall not be removed if the Certificate of Incorporation or Bylaws provides that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.

                                   ARTICLE IV
                                   COMMITTEES

         Section 4.1. COMMITTEES. The Board of Directors may designate from among its members one or more standing or special committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

         Section 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

         Section 4.3. MINUTES OF MEETINGS. All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

                                    ARTICLE V
                                    OFFICERS

         Section 5.1. DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, Chief Financial Officer and, at the discretion of the Board of Directors, one or more Directors and one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents). The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

         Section 5.2. APPOINTMENT AND TERM OF OFFICE. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

         Section 5.3. POWERS AND DUTIES. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

                  (a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the President of the Corporation. He or she shall preside at all meetings of the Board of Directors at which he or she is present. He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

                  (b) THE PRESIDENT: The President of the Corporation shall be generally responsible for the proper conduct and the day to day operations of the business of the Corporation. He or she shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chairman, he or she shall preside at all meetings of the stockholders. He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

                  (c) CHIEF FINANCIAL OFFICER: The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director. The Chief Financial Officer shall
(1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositories designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as chief financial officer whenever requested by the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the President or the Board of Directors or the Bylaws. Unless the board of directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

                  (d) VICE PRESIDENT: Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors.

                  (e) SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant Secretary, if any, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

         Section 5.4. DELEGATION. In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom it may in its sole discretion select.

         Section 5.5. VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

         Section 5.6. OTHER OFFICERS. The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 5.7. RESIGNATION. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

         Section 5.8. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 5.9. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI
                                      STOCK

         Section 6.1. ISSUANCE OF SHARES. No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued, the consideration to be received and a statement regarding the adequacy of the consideration.

         Section 6.2. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 6.3. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation indemnification or a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         Section 6.4. TRANSFERS OF STOCK.



                  (a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

                  (b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

         Section 6.5. SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

         Section 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article VII or otherwise.

         Section 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

         Section 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or Directors or otherwise.

         Section 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

         Section 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

         Section 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

         Section 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

         Section 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 8.5. BOOKS AND RECORDS. The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

         Section 8.6. AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors. The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

                                                                       Exhibit D

                             2002 STOCK OPTION PLAN
                                       OF
                          BANKENGINE TECHNOLOGIES, INC.

1.       PURPOSES OF THE PLAN

         The purposes of the 2002 Stock Option Plan (the "Plan") of BankEngine Technologies, Inc., a Florida corporation (the "Company"), are to:

         (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

         (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

         (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Shares").

         Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified stock options" ("NQSOs").

2.       ELIGIBLE PERSONS

         Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.       STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

         Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed One million six hundred thousand (1,600,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.       ADMINISTRATION

         (a) The Plan shall be administered by either the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

         (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion:

(i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

         (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.       GRANTING OF OPTIONS; OPTION AGREEMENT

         (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

         (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

         (c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

         (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.       TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

         6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

                  6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

                  6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

                  6.1.3 Time of Option Exercise. Subject to Section 5 and
Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

                  6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                  6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

                  6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                           (a) Subject to the discretion of the Administrator
and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                           (b) Subject to the discretion of the Administrator,
through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

                  6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                  6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

                  6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                  6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

                           (a) Fair market value shall be the closing price of
such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                           (b) In the absence of an established market for the
stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

                  6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

         6.2 Terms and Conditions to Which Only NQSOs Are Subject. Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

                  6.2.1    Exercise Price.

                           (a) Except as set forth in Section 6.2.1(b), the
exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                           (b) To the extent required by applicable laws, rules
and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

         6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                  6.3.1    Exercise Price.

                           (a) Except as set forth in Section 6.3.1(b), the
exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                           (b) The exercise price of an ISO granted to any Ten
Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                  6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                  6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                  6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.       MANNER OF EXERCISE

         (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and
6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

         (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.       EMPLOYMENT OR CONSULTING RELATIONSHIP

         Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.       CONDITIONS UPON ISSUANCE OF SHARES

         Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.      NON-EXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.      AMENDMENTS TO PLAN

         The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12.      EFFECTIVE DATE OF PLAN; TERMINATION

         This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

 GENERAL PROXY -ANNUAL MEETING OF SHAREHOLDERS OF BANKENGINE TECHNOLOGIES, INC.

         The undersigned hereby appoints Joseph J. Alves, with full power of substitution, proxy to vote all of the shares of common stock of BankEngine Technologies, Inc., a Florida corporation (the "Company") held by the undersigned and with all of the powers the undersigned would possess if personally present at the Annual Meeting of shareholders of the Company to be held at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, NY, 10022 on May 17, 2002 at 2:00 P.M. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated April 29, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Company's Board of Directors.

1. To approve the Merger Agreement attached as Exhibit A to the Proxy Statement as executed by and between the Company and BankEngine Technologies, Inc., a Delaware corporation, as of April 1, 2002 and all transactions and developments contemplated thereby.

         [ ]  FOR                     [ ] AGAINST        [ ] ABSTAIN

2. To approve the nominations of Joseph Alves, Mahmoud Hashmi and Sandra Hrab to the Company's Board of Directors

         [ ]  FOR                     [ ] AGAINST        [ ] ABSTAIN

3. To ratify the appointment of Kaufman, Rossin & Co. as the Company's Independent Certified Public Accountants for the ensuing year;

         [ ]  FOR                     [ ] AGAINST        [ ] ABSTAIN

4. To approve the 2002 Stock Option Plan attached as Exhibit D to the Proxy Statement.

         [ ]  FOR                     [ ] AGAINST        [ ] ABSTAIN

5. To act upon such other business as may properly come before the Meeting or any adjournment thereof.


         Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

         Please mark, date, sign and mail your proxy promptly in the envelope provided.

                           Date: May ___, 2002


                           --------------------------------------------
                           (Print name of Shareholder)


                           --------------------------------------------
                           (Print name of Shareholder)



                           --------------------------------------------
                           Signature



                           --------------------------------------------
                           Signature

                           Number of Shares ________________
                           Note: Please sign exactly as name
                           appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.